Exhibit 1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

BofA Securities, Inc.

BMO Capital Markets Corp.

Truist Securities, Inc.

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2021-1 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2020.12.31 GALRF 2021-1 Pool Cut_Red_Sent.xlsx,” provided by the Company on January 6, 2021, containing certain information related to 43,230 commercial finance contracts as of December 31, 2020, adjusted to exclude 299 contracts that contained a value of “10001” in the “ProgramTypeID” field (the “Data File”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

We were instructed by the Company to perform the following agreed-upon procedures on the commercial finance contracts in the Data File:

A.

We randomly selected 150 commercial finance contracts from the Data File as instructed by the Company and listed in Exhibit A attached hereto (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of commercial finance contracts we were instructed to randomly select from the Data File.

B.

For each of the Selected Contracts, we compared or recomputed the attributes listed in the table below to or using the corresponding information appearing on or derived from the applicable Contract File

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Documents. The Specified Parties indicated that the absence of any of the Contract File Documents noted below or the inability to agree the indicated information from the Data File to the Contract File Documents, utilizing instructions provided by the Company (as applicable) as indicated below, for each of the attributes identified constituted an exception. The Contract File Documents and Company’s instructions are listed in the order of priority until the attribute was agreed.

Attribute	Contract File Document(s)/ Instructions

Contract Number	“Booking Sheet” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Obligor Name

“Agreement,” “Amendment,” “Supplement to Agreement,” or “Approval Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system.

For Selected Contract #46, the Company instructed us to consider the information to be in agreement if the Obligor Name on Contract File Documents was truncated.

Obligor State	“Agreement,” “Supplement to Agreement,” or “Assignment Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system.

Scheduled Payment	“Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system, or “Open Item Detail” and “Contract Invoicing Data” screens within the InfoLease electronic records system.

Original Term to Maturity (Recomputed Original Term to Maturity)

“Agreement,” “Supplement to Agreement,” “Schedule,” or “Amendment” within the onBase electronic records system, or “Internal Codes” screens within the InfoLease electronic records systems, or the “Contract Data” screen within the InfoLease electronic records system.

The Company instructed us to recompute the Original Term to Maturity for Payment Frequency of the Selected Contracts, which was monthly, (“Recomputed Original Term to Maturity”) by adding two months to the original term contained in the “Agreement,” “Supplement to Agreement,” “Schedule,” or “Amendment” within the onBase electronic records system if the “Internal Codes” screen within the InfoLease electronic records system indicated a 90-day deferral for the term of the contract; otherwise by adding one month to the original term if the “Internal Codes” screen indicated a 60-day deferral for the term of the contract.

Attribute	Contract File Document(s)/ Instructions

Security Deposit

“Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system.

The Company instructed us to consider the information to be in agreement if there was no Security Deposit related information contained in the “Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system, thus meaning the value of the Security Deposit was zero.

Payment Frequency	“Agreement,” “Supplement to Agreement,” or “Schedule” within the onBase electronic records system.

Equipment Cost

“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system.

The Company instructed us to compare the Equipment Cost to the Equipment Cost minus the discount, if any, in the “Booking Sheet” or to the new Equipment Cost in the “Rebook General Docs” within the onBase electronic records system.

First Payment Date (month and year)	“Contract Invoicing Data” screen within the InfoLease electronic records system.

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system.

Booked Residual Value	“Contract Data” screen within the InfoLease electronic records system.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File, the Contract File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the commercial finance contracts, (ii) the reliability or accuracy of the Contract File Documents, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial finance contract being securitized, (iii) the compliance of the originator of the commercial finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the commercial finance contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s, who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

January 21, 2021

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20211001	51	20211051	101	20211101
2	20211002	52	20211052	102	20211102
3	20211003	53	20211053	103	20211103
4	20211004	54	20211054	104	20211104
5	20211005	55	20211055	105	20211105
6	20211006	56	20211056	106	20211106
7	20211007	57	20211057	107	20211107
8	20211008	58	20211058	108	20211108
9	20211009	59	20211059	109	20211109
10	20211010	60	20211060	110	20211110
11	20211011	61	20211061	111	20211111
12	20211012	62	20211062	112	20211112
13	20211013	63	20211063	113	20211113
14	20211014	64	20211064	114	20211114
15	20211015	65	20211065	115	20211115
16	20211016	66	20211066	116	20211116
17	20211017	67	20211067	117	20211117
18	20211018	68	20211068	118	20211118
19	20211019	69	20211069	119	20211119
20	20211020	70	20211070	120	20211120
21	20211021	71	20211071	121	20211121
22	20211022	72	20211072	122	20211122
23	20211023	73	20211073	123	20211123
24	20211024	74	20211074	124	20211124
25	20211025	75	20211075	125	20211125
26	20211026	76	20211076	126	20211126
27	20211027	77	20211077	127	20211127
28	20211028	78	20211078	128	20211128
29	20211029	79	20211079	129	20211129
30	20211030	80	20211080	130	20211130
31	20211031	81	20211081	131	20211131
32	20211032	82	20211082	132	20211132
33	20211033	83	20211083	133	20211133
34	20211034	84	20211084	134	20211134
35	20211035	85	20211085	135	20211135
36	20211036	86	20211086	136	20211136
37	20211037	87	20211087	137	20211137
38	20211038	88	20211088	138	20211138
39	20211039	89	20211089	139	20211139
40	20211040	90	20211090	140	20211140
41	20211041	91	20211091	141	20211141
42	20211042	92	20211092	142	20211142
43	20211043	93	20211093	143	20211143
44	20211044	94	20211094	144	20211144
45	20211045	95	20211095	145	20211145
46	20211046	96	20211096	146	20211146
47	20211047	97	20211097	147	20211147
48	20211048	98	20211098	148	20211148
49	20211049	99	20211099	149	20211149
50	20211050	100	20211100	150	20211150

(*)	The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Numbers